Hayward Industries Announces Successful Incremental Senior Secured Term Loan

CHARLOTTE, N.C. – December 9, 2022 -- Hayward Holdings, Inc. (NYSE: HAYW) (“Hayward” or the “Company”), a global designer, manufacturer, and marketer of a broad portfolio of pool equipment and technology, announced today that its indirect, wholly owned subsidiary Hayward Industries, Inc. has successfully secured commitments for an incremental senior secured term loan (“Incremental Term Loan B”) in an aggregate principal amount of $125 million. Proceeds will be used to repay ABL revolver borrowings, fund cash to the balance sheet, and pay related fees and expenses.

The Incremental Term Loan B will be issued with an original issue discount of 4.00%, will bear interest at a floating rate of Term SOFR (with a 0.50% floor) plus 3.25% per annum. The Incremental Term Loan B will mature in May 2028.
“We are pleased with the outcome of this financing as it improves our liquidity and will be net leverage neutral,” commented Eifion Jones, Hayward’s Chief Financial Officer. “With the completion of this financing we will have increased our financial flexibility, enhancing our ability to accelerate growth and service the marketplace.”

The closing of the Incremental Term Loan B is expected to occur later this month, subject to customary closing conditions.

About Hayward Holdings, Inc.
Hayward Holdings, Inc. (NYSE:HAYW) is a leading global designer and manufacturer of pool equipment and technology all key to the SmartPad conversion strategy designed to provide a superior outdoor living experience. Hayward offers a full line of innovative, energy-efficient and sustainable residential and commercial pool equipment, including a complete line of advanced pumps, filters, heaters, automatic pool cleaners, LED lighting, internet of things (IoT) enabled controls, alternate sanitizers and water features.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements and information relating to Hayward that are based on the beliefs of management as well as assumptions made by, and information currently available to management. These statements include statements about the Incremental Term Loan B, including Hayward’s intended use of proceeds there from and the timing of the closing of the Incremental Term Loan B. When used in this press release, words such as “may,” “will,” “should,” “could,” “intend,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” “predict,” “project,” “seek” and similar expressions as they relate to us are intended to identify forward-looking statements. These statements reflect management’s current views with respect to future events, are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements.

Hayward has based these forward-looking statements largely on management’s current expectations and projections about future events and financial trends that management believes may affect Hayward’s business, financial condition and results of operations. Important factors that could affect the Company’s future results and could cause those results or other outcomes to differ materially from those indicated in the forward-looking statements include those related to whether or not Hayward will be able to consummate the Incremental Term Loan B on the timeline or with the terms anticipated. In addition, Hayward’s business, financial condition and results of operations are subject to other risks and uncertainties, including those set forth under “Risk Factors” in the Company’s Annual Report on Form-10K.

The forward-looking statements in this press release represent management’s views as of the date of this press release. Unless required by United States federal securities laws, Hayward neither intends nor assumes any obligation to update these forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in our expectations.

Media Relations:
Tanya McNabb
tmcnabb@hayward.com

Investor Relations:
Kevin Maczka
investor.relations@hayward.com

Source: Hayward Holdings, Inc.